UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2010

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3603 Haven Avenue
Menlo Park, CA 94025
(Address of principal executive offices, including zip code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Landec Corporation under Items 1.01, 2.01, 2.03 and 9.01 on May 5, 2010.  Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited financial statements of Lifecore Biomedical, Inc. as of December 31, 2009 and 2008 and for the periods then ended are filed as Exhibit 99.1 hereto and incorporated herein by this reference.

(b)  Pro Forma Financial Information.

The pro forma financial information with respect to the transaction described in Item 2.01 of the Current Report on Form 8-K filed on May 5, 2010 is filed as Exhibit 99.2 hereto and incorporated herein by this reference.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants

99.1	Audited financial statements of Lifecore Biomedical, LLC as of December 31, 2009 and 2008 and for the periods then ended

99.2	Unaudited pro forma condensed combined financial statements of Landec Corporation and Lifecore Biomedical, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION

Date: July 9, 2010	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants

99.1	Audited financial statements of Lifecore Biomedical, LLC as of December 31, 2009 and 2008 and for the periods then ended

99.2	Unaudited pro forma condensed combined financial statements of Landec Corporation and Lifecore Biomedical, Inc.

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